Exhibit 31.2
CERTIFICATION
OF PRINCIPAL
FINANCIAL OFFICER
PURSUANT TO RULES 13A-14(A) AND 15D-14(A)
UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED
I, Dan Smith, certify that:
1.
I have reviewed this annual report on Form 10-K of Lesaka Technologies,
Inc. (“Lesaka”) for the year ended June 30, 2026;
2.
Based on
my knowledge,
this report
does not
contain any
untrue statement
of a
material fact
or omit
to state
a material
fact
necessary
to
make
the
statements
made,
in
light
of
the
circumstances
under
which
such
statements
were
made,
not
misleading
with respect to the period covered by this report;
3.
Based on my
knowledge, the financial
statements, and other
financial information
included in this
report, fairly present
in all
material respects the financial condition, results of
operations and cash flows of Lesaka as of,
and for, the periods
presented in this
report;
4.
Lesaka’s other
certifying officer and
I are responsible
for establishing and
maintaining disclosure controls
and procedures (as
defined in Exchange Act Rules
13a-15(e) and 15d-15(e)) and internal
control over financial reporting (as defined
in Exchange Act
Rules 13a-15(f) and 15d-15(f)) for Lesaka and have:
(a)
Designed
such
disclosure
controls
and
procedures,
or
caused
such
disclosure
controls
and
procedures
to
be
designed under
our supervision,
to ensure
that material
information relating
to Lesaka,
including its
consolidated subsidiaries,
is
made known to us by others within those entities, particularly during the period in which this report is being prepared;
(b) Designed
such internal
control over
financial reporting,
or caused
such internal
control over
financial reporting
to
be
designed
under
our
supervision,
to
provide
reasonable
assurance
regarding
the
reliability
of
financial
reporting
and
the
preparation of financial statements for external purposes in accordance with generally accepted accounting principles;
(c)
Evaluated
the
effectiveness
of
Lesaka’s
disclosure
controls
and
procedures
and
presented
in
this
report
our
conclusions
about the
effectiveness
of the
disclosure
controls and
procedures,
as of
the end
of the
period covered
by this
report
based on such evaluation; and
(d)
Disclosed
in
this
report
any
change
in
Lesaka’s
internal
control
over
financial
reporting
that
occurred
during
Lesaka’s most recent fiscal quarter
(Lesaka’s fourth fiscal quarter
in the case of an annual report) that has materially
affected, or is
reasonably likely to materially affect, Lesaka’s
internal control over financial reporting; and
5.
Lesaka’s
other certifying
officer and
I have
disclosed, based
on our
most recent
evaluation of
internal control
over financial
reporting,
to
Lesaka’s
auditors
and
the
Audit
Committee
of
Lesaka’s
Board
of
Directors
(or
persons
performing
the
equivalent
functions):
(a)
All
significant
deficiencies
and
material
weaknesses
in
the
design
or
operation
of
internal
control
over
financial
reporting
which
are
reasonably
likely
to
adversely
affect
Lesaka’s
ability
to
record,
process,
summarize
and
report
financial
information; and
(b)
Any fraud,
whether or
not material,
that involves
management
or other
employees who
have a
significant role
in
Lesaka’s internal control over financial
reporting.
Date: September 9, 2026
/s/ Dan Smith
Dan Smith
Group Chief Financial Officer